                                                                    Exhibit 10.4



                        INTERNATIONAL NETWORK SERVICES

                       1996 EMPLOYEE STOCK PURCHASE PLAN


     The following constitute the provisions of the 1996 Employee Stock Purchase Plan of International Network Services.

     1.   Purpose.  The purpose of the Plan is to provide employees of the
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Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

     2.   Definitions.
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          (a)  "Board" shall mean the Board of Directors of the Company.
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          (b)  "Code" shall mean the Internal Revenue Code of 1986, as amended.
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          (c)  "Common Stock" shall mean the Common Stock of the Company.
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          (d)  "Company" shall mean International Network Services and any
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Designated Subsidiary of the Company.

          (e)  "Compensation" shall mean all base straight-time gross earnings,
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payments for overtime, shift premiums, commissions, and performance bonuses (other than referral and "spot" bonuses).

          (f)  "Designated Subsidiaries" shall mean the Subsidiaries which have
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been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

          (g)  "Employee" shall mean any individual who is an Employee of the
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Company for tax purposes whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

          (h)  "Enrollment Date" shall mean the first day of each Offering
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Period or Special Offering Period.

          (i)  "Exercise Date" shall mean the last day of each Purchase Period.
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          (j)  "Fair Market Value" shall mean, as of any date, the value of
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Common Stock determined as follows:

               (1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

               (2) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock for the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

               (3) For the purposes of the Enrollment Date under the first Offering Period under the Plan, the Fair Market Value of the Common Stock shall be the price to public as set forth in the final prospectus included within the Registration Statement on form S-1 filed with the Securities and Exchange Commission for the initial public offering of the Common Stock; or

               (4) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

          (k)  "Offering Period" shall mean a period of approximately
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twenty-four (24) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after May 1 or November 1 of each year and terminating on the last Trading Day in the period ending twenty-four months later. The first Offering Period shall commence on the date on which the Company's registration statement on Form S-1 is declared effective by the Securities and Exchange Commission and shall terminate on the last Trading Day on or before October 31, 1998. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan. As used herein, "Offering Period" shall also mean "Special Offering Period," where applicable.

          (l)  "Plan" shall mean this Employee Stock Purchase Plan.
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          (m)  "Purchase Price" shall mean an amount equal to 85% of the Fair
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Market Value of a share of Common Stock on the last Trading Day prior to the Enrollment Date or such Fair Market Value on the Exercise Date, whichever is lower. With respect to the first Offering Period and the Special Offering Periods, the Purchase Price shall be 85% of the Fair Market

Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

          (n)  "Purchase Period" shall mean the approximately six-month period
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commencing after one Exercise Date and ending with the next Exercise Date. The first Purchase Period of any Offering Period shall commence on the Enrollment Date and end on the next Exercise Date. The first Purchase Period of the first Offering Period shall commence on the Enrollment Date and shall end on the last trading day on or before April 30, 1997.

          (o)  "Reserves" shall mean the number of shares of Common Stock
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covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

          (p)  "Special Offering Period" shall mean one of two Offering Periods
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that commence on November 29, 1996 and February 14, 1997. The Special Offering Periods shall be coterminous with the First Offering Period and shall end on the last Trading Day on or before October 31, 1998. The first Purchase Period of each Special Offering Period shall commence on the applicable Enrollment Date and shall end on the last Trading Day on or before April 30, 1997.

          (q)  "Subsidiary" shall mean a corporation, domestic or foreign, of
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which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

          (r)  "Trading Day" shall mean a day on which national stock exchanges
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and the Nasdaq System are open for trading.

     3.   Eligibility.
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          (a) Any Employee (as defined in Section 2(g)), who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

          (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock representing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries accrues at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

     4.   Offering Periods.  Generally, the Plan shall be implemented by
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consecutive, overlapping Offering Periods with a new Offering Period commencing on the first Trading Day on or after May 1 and November 1 each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 19 hereof. The first Offering Period shall commence on the effective date of the initial public offering of the Company's Common Stock that is filed with the Securities and Exchange Commission and shall end on the last Trading Day on or before October 31, 1998. The Special Offering Periods shall commence on the first Trading Day on or after November 29, 1996 and February 14, 1997, and shall end on the last Trading Day on or before October 31, 1998. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

     5.   Participation.
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          (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement provided by the Company authorizing payroll deductions and filing it with the Company's payroll office prior to the applicable Enrollment Date.

          (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

     6.   Payroll Deductions.
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          (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding fifteen percent (15%) of the Compensation which he or she receives on each pay day during the Offering Period.

          (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. A participant may not make any additional payments into such account.

          (c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may decrease the rate of his or her payroll deductions one time during a Purchase Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. In addition, a participant may increase or decrease his or her deduction rate upon the commencement of a Purchase Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in
Section 10 hereof.

          (d) Notwithstanding the foregoing, a participant's payroll deductions may be decreased to zero percent (0%) at any time during an Purchase Period to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Purchase Period during which an employee's participation shall so comply, unless terminated by the participant as provided in Section 10 hereof.

          (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

     7.   Grant of Option.  On the Enrollment Date of each Offering Period, each
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eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price. During a six-month Purchase Period an Employee shall in no event be permitted to purchase more than the lesser of 2,000 shares or such number of shares as may be determined by the Plan administrator; provided, however, that such limit shall be adjusted proportionately in the case of a Purchase Period longer than six months. The number of shares that may be purchased shall also be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to
Section 10 hereof. The option shall expire on the last day of the Offering
Period.

     8.   Exercise of Option.  Unless a participant withdraws from the Plan as
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provided in Section 10 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

     9.   Delivery.  As promptly as practicable after each Exercise Date, the
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shares purchased upon exercise of an option shall be credited to an account in the participant's name with a brokerage firm selected by the Company to hold the shares in its street name.

     10.  Withdrawal; Termination of Employment.
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          (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by completing a notice of withdrawal provided by the Company and filing it with the Company's payroll office. All of the participant's payroll deductions credited to his or her account shall be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the begin ning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

          (b) Upon a participant's ceasing to be an Employee (as defined in Section 2(g) hereof), for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option shall be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 14 hereof, and such participant's option shall be automatically terminated.

          (c) A participant's withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

     11.  Interest.  No interest shall accrue on the payroll deductions of a
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participant in the Plan.

     12.  Stock.
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          (a) Subject to Section 18, the maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be one million two hundred thousand (1,200,000) shares. If, on a given

Exercise Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

          (b) The participant shall have no interest or voting right in shares covered by his option until such option has been exercised.

          (c) Shares to be delivered to a participant under the Plan shall be registered in the name of the participant or in the name of the participant and his or her spouse.

     13.  Administration.
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          (a)  Administrative Body.  The Plan shall be administered by the Board
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or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

          (b)  Rule 16b-3 Limitations.  Notwithstanding the provisions of
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Subsection (a) of this Section 13, in the event that Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor provision ("Rule 16b-3") provides specific requirements for the administrators of plans of this type, the Plan shall be administered only by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any committee or person that is not "disinterested" as that term is used in Rule 16b-3.

     14.  Designation of Beneficiary.
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          (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

          (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

     15.  Transferability.  Neither payroll deductions credited to a
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participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

     16.  Use of Funds.  All payroll deductions received or held by the Company
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under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

     17.  Reports.  Individual accounts shall be maintained for each participant
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in the Plan. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

     18.  Adjustments Upon Changes in Capitalization, Dissolution, Liquidation,
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          Merger or Asset Sale.
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          (a)  Changes in Capitalization.  Subject to any required action by the
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shareholders of the Company, the Reserves, as well as the price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

          (b)  Dissolution or Liquidation.  In the event of the proposed
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dissolution or liquidation of the Company, the Offering Periods shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

          (c)  Merger or Asset Sale.  In the event of a proposed sale of all or
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substantially all of the assets of the Company, or the merger of the Company with or into another corporation, any Purchase Periods then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date") and any Offering Periods then in progress shall end on the New Exercise Date. The New Exercise Date shall be before the date of the Company's proposed sale or merger. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

     19.  Amendment or Termination.
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          (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its shareholders. Except as provided in Section 18 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Rule 16b-3 or under Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

          (b) Without shareholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

     20.  Notices.  All notices or other communications by a participant to the
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Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     21.  Conditions Upon Issuance of Shares.  Shares shall not be issued with
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respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

     22.  Term of Plan.  The Plan shall become effective upon the earlier to
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occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 19 hereof.

     23.  Automatic Transfer to Low Price Offering Period.  To the extent
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permitted by Rule 16b-3 of the Exchange Act, if the Fair Market Value of the Common Stock on any Exercise Date in an Offering Period is lower than the Fair Market Value of the Common Stock on the Enrollment Date of such Offering Period, then all participants in such Offering Period shall be automatically withdrawn from such Offering Period immediately after the exercise of their option on such Exercise Date and automatically re-enrolled in the immediately following Offering Period as of the first day thereof.